VOID AFTER [ ], 200_

Exhibit 10.6
SR-_____Number	__________Basic Subscription Privileges

XO COMMUNICATIONS, INC.
NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

THIS CERTIFICATE AND THE RIGHTS REPRESENTED BY IT ARE HELD
SUBJECT TO THE TERMS AND CONDITIONS HEREIN DESCRIBED. ANY SALE,
ASSIGNMENT, PLEDGE OR TRANSFER OF THESE RIGHTS IS STRICTLY PROHIBITED

This non-transferable rights certificate (the “Subscription Rights Certificate”) certifies that FOR VALUE RECEIVED

[NAME OF REGISTERED HOLDER]

(the “Registered Holder”) is the owner of non-transferable subscription rights (the “Subscription Rights”) with the number of basic subscription privileges as set forth above, if any, and over-subscription privileges related thereto. The Subscription Rights available to the Registered Holder hereunder entitles the Registered Holder to purchase from XO Communications, Inc., a Delaware corporation (the “Company”), at any time on or before [ ], 200     (the “Subscription Rights Expiration Date”), at the office of American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038, or its successors, as Rights Agent (the “Rights Agent”), one (1) fully paid and non-assessable share of the Company’s common stock par value $.01 per share (the “New Common Stock”), at a purchase price of $5.00 (the “Purchase Price”) for each one (1) basic subscription privilege as set forth above, if any, and each one (1) over-subscription privilege, availability and allocation of which to be determined after the Subscription Rights Expiration Date as described in the prospectus dated                      related to these securities (the “Prospectus”), upon presentation of this Subscription Rights Certificate with the form of election on the reverse side hereof properly completed and duty executed, accompanied by payment in full of the Purchase Price in U.S. dollars for the number of shares of New Common Stock subscribed by check, bank check, money order or wire transfer.

     The Company is offering 40,000,000 shares of New Common Stock (the “Rights Shares”) at $5.00 per share for an aggregate of $200 million through the rights offering; provided, that the Company may offer up to an additional 3,333,333 shares for up to an aggregate of $16,666,666 in certain events. A Registered Holder may subscribe for any or all of the available Rights Shares, subject to the priority and allocation rules described below through the Subscription Rights Expiration Date. Any term not defined herein shall have the meaning as set forth in the Prospectus.

     Each Registered Holder may specify on the back of this Subscription Rights Certificate the total number of Rights Shares it wishes to purchase (up to the full amount of the offering), subject to allocation and pro ration as follows:

First: to the holders of pre-petition General Unsecured Claims and pre-petition Senior Note Claims, pro rata based on the ratio of the amount of each such exercising holder’s claim to the aggregate amount of all claims in such classes;

Second: one-third of any remaining Subscription Rights to each of the following groups of holders: (i) holders of pre-petition Subordinated Note Claims, (ii) holders of pre-petition Preferred Stock Interests, and (iii) holders of pre-petition Class A Common Stock Interests, allocated in each case pro rata based on the ratio of the amount of each such exercising holder’s claim, liquidation preference (in the case of pre-petition Preferred Stock Interests) or number of shares (in the case of the pre-petition Class A Common Stock) to the aggregate amount of all claims, liquidation preference or number of shares, as applicable, of such holder’s class; provided that, pursuant to the Shareholder Stipulation, if, but only to the extent, that the holders of pre-petition Class A Common Stock Interests receive Subscription Rights with an aggregate exercise price of less than $16,666,666, additional Subscription Rights will be issued and allocated to such holders of pre-petition Class A Common Stock Interests on such basis; provided, further, that any remaining Subscription Rights from such initial allocation to the holders of pre-petition Class A Common Stock Interests shall subsequently be reallocated to the holders of pre-petition Class A Common Stock Interests based on the ratio of the amount of each such exercising holder’s funded but unfilled subscription request to the aggregate funded but unfilled subscription requests of all holders of pre-petition Class A Common Stock Interests; provided, further, that any such additional but unexercised Subscription Rights shall not be allocated beyond this Second allocation tier and shall be deemed cancelled as of the Subscription Rights Expiration Date;

Third: any remaining Subscription Rights to the holders of pre-petition General Unsecured Claims and pre-petition Senior Note Claims, pro rata based on the ratio of the amount of each such exercising holder’s funded but unfilled subscription request to the aggregate funded but unfilled subscription requests of all holders of such classes; and

Fourth: any remaining Subscription Rights to the holders of pre-petition Subordinated Note Claims, pre-petition Preferred Stock Interests (Class 9) and pre-petition Class A Common Stock Interests and Class B Common Stock Interests, pro rata based on the ratio of the amount of each such exercising holder’s funded but unfilled subscription request to the aggregate funded but unfilled subscription requests of all holders of such classes.

     The payment for basic and over-subscription privileges will be held in a special bank account by the Rights Agent. If insufficient Rights Shares are available to fill a Registered Holder’s over-subscription privilege request, the Rights Agent will promptly refund any funds for which Rights Shares are unavailable. THE FUNDS RETURNED TO REGISTERED HOLDERS AS A RESULT OF INSUFFICIENT RIGHTS SHARES TO FILL OVER-SUBSCRIPTION PRIVILEGE REQUESTS WILL NOT BEAR INTEREST. The Rights Agent will issue New Common Stock certificates to subscribers as described in the Prospectus promptly following the Subscription Rights Expiration Date. The Company will issue no fractional shares of New Common Stock.

     This Subscription Rights Certificate, and the Subscription Rights represented hereby are indivisible, non-transferable and non-assignable. Prior to the exercise of any Subscription Rights represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company by virtue of such holder’s ownership of any Subscription Rights, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company or to receive any notice.

     This Subscription Rights Certificate shall not be valid or obligatory until it has be countersigned by the Rights Agent.

     IN WITNESS WHEREOF, the Company has caused this Subscription Rights Certificate to be signed by its duly authorized officers and its corporate seal to be imprinted hereon.

Dated [ ], 2003	XO COMMUNICATIONS, INC.

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY	By:			By:
as Rights Agent

		Name:	Wayne M. Rehberger		Name:	Carl J. Grivner
By:		Title:	Senior Vice President, Chief Financial Officer		Title:	Chief Executive Officer, President and Director

Authorized Officer

XO COMMUNICATIONS, INC.

FORM OF ELECTION TO EXERCISE SUBSCRIPTION RIGHTS
(to be executed if holder desires to exercise the Rights)
Please Print All Information Clearly And Legibly.

     The undersigned irrevocably hereby elects to exercise Subscription Rights represented by this Subscription Rights Certificate and irrevocably subscribes to purchase the number of Rights Shares set forth below upon the terms and subject to the conditions set forth on the face of this Subscription Rights Certificate and in the Prospectus:

Total Number of Shares requested:		Rights Shares*

Purchase Price:	$5.00 per share

Total Subscription Price:	$
(amount enclosed)

*	Any number of shares, up to a maximum of 40,000,000 shares, may be requested, as long as the subscription price is paid in full, but requests in excess of the amount, if any, of the Basic Subscription Privilege set forth on the face of this certificate will be subject to the allocation and pro ration rules described thereon and in the Prospectus.

     The form of election must be accompanied by check, bank check, money order or wire transfer in U.S. dollars for the number of Rights Shares requested multiplied by the $5.00 purchase price per share.

Method of Payment (check one):

☐	Check, Bank Draft, Cashier’s Check or Money Order Payable to American Stock Transfer & Company as Right Agent — XO Communications, Inc.

☐	Wire Transfer directly to a bank account maintained by American Stock Transfer & Trust Company as Rights Agent — XO Communications, Inc. at Chase Manhattan Bank, ABA Routing #021-000-021, for Credit to Account #323053785, Further credit: XO Communications Rights Offering.

     The undersigned understands that he is not assured of receiving any Rights Shares in excess of the number of Basic Subscription Privileges, if any, set forth on the face of this Certificate, and that he will receive any additional Rights Shares requested above only in accordance only with the allocation and pro ration rules set forth on the face of this Certificate and in the Prospectus. The undersigned also understands that any portion of the purchase price remitted herewith in respect of shares requested but not allocated to him for purchase will be returned to him without interest in due course.

     The undersigned acknowledges that all Rights Shares will be issued in the name of the Registered Holder and will be sent to the Registered Holder’s address of record with the Rights Agent. By completing this Election to Exercise Subscription Rights, the undersigned hereby certifies that he has received and had an opportunity to read the Prospectus.

Registered Holder Name	Social Security Number

Signature(s)

Signature(s)

Registered Holder Mailing Address	Signature(s)

Dated: _______________, 2003

The signature(s) must correspond in every particular, without alteration, with the name(s) as printed on the reverse of this Subscription Rights Certificate.